EXHIBIT 21


                                   Subsidiaries of the Registrant


                                                                 Jurisdiction of
Form                                                             Organization             Doing Business As
---------------------------------------------------------------  ----------------------   ------------------------
LLC
---
AirTouch Iowa, LLC                                               Delaware                 Verizon Wireless
AirTouch Iowa RSA 1, LLC                                         Delaware                 Verizon Wireless
AirTouch Iowa RSA 2, LLC                                         Delaware                 Verizon Wireless
AirTouch Iowa RSA 7, LLC                                         Delaware                 Verizon Wireless
AirTouch Minnesota, LLC                                          Delaware                 Verizon Wireless
AirTouch Nebraska, LLC                                           Delaware                 Verizon Wireless
AirTouch North Dakota, LLC                                       Delaware                 Verizon Wireless
AirTouch Utah, LLC                                               Utah                     Verizon Wireless
AirTouch Cellular Eastern Region, LLC                            Delaware                 Verizon Wireless
AT Delaware II, LLC                                              Delaware                 Verizon Wireless
Captive Partnership, LLC                                         Delaware                 Verizon Wireless
Chicago 10MHz LLC                                                Delaware                 Verizon Wireless
CommNet Cellular License Holding LLC                             Colorado                 Verizon Wireless
GTE Mobilnet of the Southwest LLC                                Delaware                 Verizon Wireless
GTE Railfone LLC                                                 Delaware                 Verizon Wireless
MBI Oversight LLC                                                Delaware                 Verizon Wireless
Nationwide 929.8875 LLC                                          Delaware                 Verizon Wireless
NC-2 LLC                                                         Delaware                 Verizon Wireless
Southern & Central Wireless, LLC                                 Delaware                 Verizon Wireless
TU Acquisition Co., LLC                                          Delaware                 Verizon Wireless
Verizon Wireless Acquisition South LLC                           Delaware                 Verizon Wireless
Verizon Wireless Capital LLC                                     Delaware                 Verizon Wireless
Verizon Wireless of Georgia LLC                                  Delaware                 Verizon Wireless
Verizon Wireless (VAW) LLC                                       Delaware                 Verizon Wireless
Verizon Wireless Messaging Services, LLC                         Delaware                 Verizon Wireless
Verizon Wireless Services, LLC                                   Delaware                 Verizon Wireless
Verizon Wireless South Area LLC                                  Delaware                 Verizon Wireless
Verizon Wireless Texas, LLC                                      Delaware                 Verizon Wireless

Corporation
-----------
AirTouch Cellular                                                California               Verizon Wireless
Athens Cellular, Inc.                                            Delaware                 Verizon Wireless
Bell Atlantic Cellular Consulting Group, Inc.                    Delaware                 Verizon Wireless
Bell Atlantic Mobile of Asheville, Inc.                          North Carolina           Verizon Wireless
Bell Atlantic Mobile of Massachusetts Corporation, Ltd.          Bermuda                  Verizon Wireless
Bell Atlantic Mobile Systems of Allentown, Inc.                  Delaware                 Verizon Wireless
Cellular Inc. Network Corporation                                Colorado                 Verizon Wireless
Cellular, Inc. Financial Corporation                             Colorado                 Verizon Wireless
Chequamegon Cellular, Inc                                        Colorado                 Verizon Wireless
CommNet Cellular Inc.                                            Colorado                 Verizon Wireless
Dakota Systems, Inc.                                             South Dakota             Verizon Wireless
East Iowa Cellular, Inc.                                         Iowa                     Verizon Wireless

                                   Subsidiaries of the Registrant


                                                                 Jurisdiction of
Form                                                             Organization             Doing Business As
---------------------------------------------------------------  ----------------------   ------------------------
Eastern South Dakota Cellular, Inc.                              South Dakota             Verizon Wireless
Gold Creek Cellular, Inc.                                        Colorado                 Verizon Wireless
GTE Mobilnet of Florence, Alabama Incorporated                   Delaware                 Verizon Wireless
GTE Wireless of the Midwest Incorporated                         Indiana                  Verizon Wireless
Jefferson Cellular, Inc.                                         Colorado                 Verizon Wireless
Missouri Valley Cellular, Inc.                                   South Dakota             Verizon Wireless
North Central RSA 2 Inc                                          North Dakota             Verizon Wireless
Northstar Paging Holdings Ltd.                                   N/A                      Verizon Wireless
Northstar Paging Ltd.                                            N/A                      Verizon Wireless
Northwest Dakota Cellular Inc.                                   North Dakota             Verizon Wireless
Northwest New Mexico Cellular Inc.                               New Mexico               Verizon Wireless
Pinnacles Cellular, Inc                                          Delaware                 Verizon Wireless
Platte River Cellular, Inc.                                      Colorado                 Verizon Wireless
Pueblo Cellular, Inc.                                            Colorado                 Verizon Wireless
Sanborn Cellular, Inc.                                           South Dakota             Verizon Wireless
Sangre DeCristo Cellular, Inc.                                   Colorado                 Verizon Wireless
Smoky Hill Cellular, Inc.                                        Colorado                 Verizon Wireless
Southwestco Wireless, Inc.                                       Delaware                 Verizon Wireless
Terre Haute Cellular, Inc.                                       Colorado                 Verizon Wireless
Teton Cellular, Inc.                                             Idaho                    Verizon Wireless
Topeka Cellular Telephone Company, Inc.                          Delaware                 Verizon Wireless
UCN Subsidiary One Inc.                                          Delaware                 Verizon Wireless
Verizon Wireless Canada Corp.                                    Nova Scotia              Verizon Wireless
Verizon Wireless Messaging Services Canada, Ltd.                 N/A                      Verizon Wireless
Western Iowa Cellular, Inc.                                      Colorado                 Verizon Wireless

Partnership
-----------
Allentown SMSA Limited Partnership                               Delaware                 Verizon Wireless
Anderson CellTelCo                                               District of Columbia     Verizon Wireless
Badlands Cellular of North Dakota Limited Partnership            Colorado                 Verizon Wireless
Bell Atlantic Mobile of Rochester, L.P.                          New York                 Verizon Wireless
Binghamton MSA Limited Partnership                               New York                 Verizon Wireless
Bismarck MSA Limited Partnership                                 Delaware                 Verizon Wireless
Boise City MSA Limited Partnership                               Delaware                 Verizon Wireless
Bristol Bay Cellular Partnership                                 Delaware                 Verizon Wireless
California RSA No. 3 Limited Partnership                         California               Verizon Wireless
California RSA No. 4 Limited Partnership                         California               Verizon Wireless
Cal-One Cellular L.P.                                            California               Verizon Wireless
Central Dakota Cellular of North Dakota Limited Partnership      Colorado                 Verizon Wireless
Chicago SMSA Limited Partnership                                 Illinois                 Verizon Wireless
Colorado 7-Saguache Limited Partnership                          Colorado                 Verizon Wireless
Colorado RSA No. 3 Limited Partnership                           Delaware                 Verizon Wireless
CyberTel Cellular Telephone Company                              Missouri                 Verizon Wireless
Dallas MTA, L.P.                                                 Delaware                 Verizon Wireless
Danville Cellular Telephone Company Limited Partnership          Virginia                 Verizon Wireless
Des Moines MSA General Partnership                               Iowa                     Verizon Wireless
Dubuque MSA Limited Partnership                                  Delaware                 Verizon Wireless
Duluth MSA Limited Partnership                                   Delaware                 Verizon Wireless

                                   Subsidiaries of the Registrant


                                                                 Jurisdiction of
Form                                                             Organization             Doing Business As
---------------------------------------------------------------  ----------------------   ------------------------
Fayetteville Cellular Telephone Company Limited Partnership      North Carolina           Verizon Wireless
Fresno MSA Limited Partnership                                   California               Verizon Wireless
Gadsden CellTelCo Partnership                                    Alabama                  Verizon Wireless
Gila River Cellular General Partnership                          Arizona                  Verizon Wireless
Gold Creek Cellular of Montana Limited Partnership               Colorado                 Verizon Wireless
Grays Harbor-Mason Cellular Limited Partnership                  Delaware                 Verizon Wireless
GTE Mobilnet of California Limited Partnership                   California               Verizon Wireless
GTE Mobilnet of Fort Wayne Limited Partnership                   Delaware                 Verizon Wireless
GTE Mobilnet of Indiana Limited Partnership                      Indiana                  Verizon Wireless
GTE Mobilnet of Indiana RSA #3 Limited Partnership               Indiana                  Verizon Wireless
GTE Mobilnet of Indiana RSA #6 Limited Partnership               Indiana                  Verizon Wireless
GTE Mobilnet of Santa Barbara Limited Partnership                Delaware                 Verizon Wireless
GTE Mobilnet of South Texas Limited Partnership                  Delaware                 Verizon Wireless
GTE Mobilnet of Terre Haute Limited Partnership                  Delaware                 Verizon Wireless
GTE Mobilnet of Texas RSA #17 Limited Partnership                Delaware                 Verizon Wireless
GTE Mobilnet of Texas RSA #21 Limited Partnership                Delaware                 Verizon Wireless
Hamilton Cellular Telephone Company                              Ohio                     Verizon Wireless
Idaho 6-Clark RSA Limited Partnership                            Idaho                    Verizon Wireless
Idaho RSA No. 1 Limited Partnership                              Delaware                 Verizon Wireless
Idaho RSA No. 2 Limited Partnership                              Delaware                 Verizon Wireless
Idaho RSA 3 Limited Partnership                                  Delaware                 Verizon Wireless
Illinois RSA 1 Limited Partnership                               Illinois                 Verizon Wireless
Illinois RSA 6 and 7 Limited Partnership                         Illinois                 Verizon Wireless
Illinois SMSA Limited Partnership                                Illinois                 Verizon Wireless
Illinois Valley Cellular RSA 2-1 Partnership                     Illinois                 Verizon Wireless
Illinois Valley Cellular RSA 2-III Partnership                   Illinois                 Verizon Wireless
Indiana RSA #1 Limited Partnership                               Indiana                  Verizon Wireless
Indiana RSA 2 Partnership                                        Delaware                 Verizon Wireless
Iowa 8-Monona Limited Partnership                                Colorado                 Verizon Wireless
Iowa RSA 5 Limited Partnership                                   Delaware                 Verizon Wireless
Iowa RSA No. 1 Limited Partnership                               Delaware                 Verizon Wireless
Iowa RSA No. 2 Limited Partnership                               Iowa                     Verizon Wireless
Iowa RSA No. 4 Limited Partnership                               Delaware                 Verizon Wireless
Jacksonville MSA Limited Partnership                             Delaware                 Verizon Wireless
Kentucky RSA No. 1 Partnership                                   Delaware                 Verizon Wireless
Los Angeles SMSA Limited Partnership                             California               Verizon Wireless
Marais des Cygnes Cellular of Missouri Limited Partnership       Colorado                 Verizon Wireless
Missouri RSA 9B1 Limited Partnership                             Delaware                 Verizon Wireless
Modoc RSA Limited Partnership                                    California               Verizon Wireless
Mohave Cellular Limited Partnership                              Delaware                 Verizon Wireless
Muskegon Cellular Partnership                                    District of Columbia     Verizon Wireless
New Hampshire RSA 2 Partnership                                  Delaware                 Verizon Wireless
New Mexico RSA 3 Limited Partnership                             Delaware                 Verizon Wireless
New Mexico RSA 6-1 Partnership                                   New Mexico               Verizon Wireless
New Mexico RSA No. 5 Limited Partnership                         Delaware                 Verizon Wireless
New Par                                                          Delaware                 Verizon Wireless
New York RSA 2 Cellular Partnership                              New York                 Verizon Wireless
New York RSA No. 3 Cellular Partnership                          New York                 Verizon Wireless
New York SMSA Limited Partnership                                New York                 Verizon Wireless

                                   Subsidiaries of the Registrant


                                                                 Jurisdiction of
Form                                                             Organization             Doing Business As
---------------------------------------------------------------  ----------------------   ------------------------
North Central RSA 2 of North Dakota Limited Partnership          North Dakota             Verizon Wireless
North Dakota 5-Kidder Limited Partnership                        Colorado                 Verizon Wireless
North Dakota RSA No. 3 Limited Partnership                       Delaware                 Verizon Wireless
Northeast Pennsylvania SMSA Limited Partnership                  Delaware                 Verizon Wireless
Northern New Mexico Limited Partnership                          Colorado                 Verizon Wireless
Northwest Dakota Cellular of North Dakota Limited Partnership    Colorado                 Verizon Wireless
Northwest New Mexico Cellular of New Mexico Limited Partnership  Colorado                 Verizon Wireless
NYNEX Mobile Limited Partnership 1                               Delaware                 Verizon Wireless
NYNEX Mobile Limited Partnership 2                               Delaware                 Verizon Wireless
NYNEX Mobile of New York, L.P.                                   Delaware                 Verizon Wireless
Olympia Cellular Limited Partnership                             Delaware                 Verizon Wireless
Omaha Cellular Telephone Company                                 Iowa                     Verizon Wireless
Orange County-Poughkeepsie Limited Partnership                   New York                 Verizon Wireless
Oxnard-Ventura-Simi Limited Partnership                          California               Verizon Wireless
Pennsylvania 3 Sector 2 Limited Partnership                      Delaware                 Verizon Wireless
Pennsylvania 4 Sector 2 Limited Partnership                      Delaware                 Verizon Wireless
Pennsylvania RSA 1 Limited Partnership                           Delaware                 Verizon Wireless
Pennsylvania RSA No. 6 (I) Limited Partnership                   Delaware                 Verizon Wireless
Pennsylvania RSA No. 6 (II) Limited Partnership                  Delaware                 Verizon Wireless
Pittsburgh SMSA Limited Partnership                              Delaware                 Verizon Wireless
Pittsfield Cellular Telephone Company                            Massachusetts            Verizon Wireless
Platte River Cellular of Colorado Limited Partnership            Colorado                 Verizon Wireless
Portland Cellular Partnership                                    Maine                    Verizon Wireless
Red River Cellular of North Dakota Limited Partnership           Colorado                 Verizon Wireless
Redding MSA Limited Partnership                                  California               Verizon Wireless
Riverbend Cellular of Iowa Limited Partnership                   Colorado                 Verizon Wireless
Rockford MSA Limited Partnership                                 Illinois                 Verizon Wireless
RSA 7 Limited Partnership                                        Delaware                 Verizon Wireless
Sacramento Valley Limited Partnership                            California               Verizon Wireless
San Antonio MTA, L.P.                                            Delaware                 Verizon Wireless
San Isabel Cellular of Colorado Limited Partnership              Colorado                 Verizon Wireless
Sand Dunes Cellular of Colorado Limited Partnership              Colorado                 Verizon Wireless
Seattle SMSA Limited Partnership                                 Delaware                 Verizon Wireless
Sioux City MSA Limited Partnership                               Iowa                     Verizon Wireless
Smoky Hill Cellular of Colorado Limited Partnership              Colorado                 Verizon Wireless
Southern Indiana RSA Limited Partnership                         Indiana                  Verizon Wireless
Southwestco Wireless L.P.                                        Delaware                 Verizon Wireless
Spokane MSA Limited Partnership                                  Delaware                 Verizon Wireless
Springfield Cellular Telephone Company                           Delaware                 Verizon Wireless
St. Joseph CellTelCo                                             Missouri                 Verizon Wireless
St. Lawrence Seaway RSA Cellular Partnership                     New York                 Verizon Wireless
Syracuse SMSA Limited Partnership                                New York                 Verizon Wireless
Teton Cellular of Idaho Limited Partnership                      Colorado                 Verizon Wireless
The Great Salt Flats Partnership                                 Utah                     Verizon Wireless
Tuscaloosa Cellular Partnership                                  Delaware                 Verizon Wireless
UCN (Binghamton) Wireless Limited Partnership                    Delaware                 Verizon Wireless
Upstate Cellular Network                                         New York                 Verizon Wireless
Utah RSA 6 Limited Partnership                                   Delaware                 Verizon Wireless
Utica Rome Cellular Partnership                                  New York                 Verizon Wireless

                                   Subsidiaries of the Registrant


                                                                 Jurisdiction of
Form                                                             Organization             Doing Business As
---------------------------------------------------------------  ----------------------   ------------------------
Verizon Wireless (VWMS) of Texas LP                              Arizona                  Verizon Wireless
Verizon Wireless California                                      California
Verizon Wireless of the East LP                                  Delaware                 Verizon Wireless
Verizon Wireless Network Procurement LP                          Delaware                 Verizon Wireless
Verizon Wireless Personal Communications LP                      Delaware                 Verizon Wireless
Verizon Wireless Tennessee Partnership                           Delaware                 Verizon Wireless
Vermont RSA Limited Partnership                                  Delaware                 Verizon Wireless
Virginia  RSA 5 Limited Partnership                              Virginia                 Verizon Wireless
Virginia 10 RSA Limited Partnership                              Virginia                 Verizon Wireless
Virginia Cellular Retail Limited Partnership                     Virginia                 Verizon Wireless
Virginia RSA 2 Limited Partnership                               Delaware                 Verizon Wireless
Virginia RSA 5 Retail Limited Partnership                        Virginia                 Verizon Wireless
Wasatch Utah RSA No. 2 Limited Partnership                       Delaware                 Verizon Wireless
Washington, D.C. SMSA Limited Partnership                        Virginia                 Verizon Wireless
Waterloo MSA Limited Partnership                                 Delaware                 Verizon Wireless
Wescel Cellular of New Mexico Limited Partnership                Colorado                 Verizon Wireless
West Iowa Cellular of Iowa Limited Partnership                   Colorado                 Verizon Wireless
Wisconsin RSA No. 8 Limited Partnership                          Delaware                 Verizon Wireless
Wyoming 1-Park Limited Partnership                               Colorado                 Verizon Wireless
Yellowstone Cellular of Wyoming Limited Partnership              Colorado                 Verizon Wireless


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